                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:   August 6, 1999
---------------------------------
(Date of earliest event reported)

          TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              CALIFORNIA                     333-76505                        33-036836



     (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer Identification No.)
     of Incorporation)

                           19001 South Western Avenue
                           Torrance, California 90509
                           --------------------------
                    (Address of principal executive offices)

         Registrant's telephone number, including area code: (310) 787-3541

ITEM 5. OTHER EVENTS

                  On July 22, 1999, Toyota Motor Credit Receivables Corporation ("TMCRC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of July 1, 1999 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TMCRC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property. On July 22, 1999, the Toyota Auto Receivables 1999-A Owner Trust, a Delaware business trust created pursuant to that certain Amended and Restated Trust Agreement dated as of July 1, 1999 (the "Trust Agreement"), by and between TMCRC, as depositor, U.S. Bank National Association, as Owner Trustee, and First Union Trust Company, National Association, as Delaware Co-trustee, (the "Trust"), TMCRC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of July 1, 1999 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust. Also on July 22, 1999, the Trust caused the issuance, pursuant to an Indenture dated as of July 1, 1999 (the "Indenture"), by and between the Trust, as issuer, and U.S. Bank National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: Class A-1, Class A-2, Class A-3, Class B and Class C (collectively, the "Notes"). The Notes, with an aggregate scheduled principal balance, as of July 1, 1999, of $961,976,000., were sold to Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co., Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., and Salomon Smith Barney Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of July 13, 1999, by and between TMCRC, TMCC and the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-76505).

                  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

                  Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Receivables Purchase Agreement, as Exhibit 4.4 is the Trust Agreement and as Exhibit 4.5 is the Administration Agreement.

                                                   EXHIBIT INDEX


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b) Not applicable.

(c)  Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

         Exhibit No.                Description
         -----------                -----------

         Exhibit 4.1 Sale and Servicing Agreement dated as of July 1, 1999, by and among the Registrant, as issuer, TMCRC, as seller, and TMCC, as servicer.

         Exhibit 4.2 Indenture dated as of July 1, 1999, by and between the Registrant, as issuer and U.S. Bank National Association, as indenture trustee.

         Exhibit 4.3 Receivables Purchase Agreement dated as of July 1, 1999, between TMCRC, as purchaser and TMCC, as seller.

         Exhibit 4.4 Trust Agreement dated as of July 1, 1999, between TMCRC, as depositor, U.S. Bank National Association, as Owner Trustee, and First Union Trust Company, National Association, as Delaware Co-trustee.

         Exhibit 4.5 Administration Agreement dated as of July 1, 1999, among the Registrant, as issuer, TMCC, as administrator, U.S. Bank National Association, as indenture trustee and U.S. Bank National Association, as owner trustee.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           TOYOTA MOTOR CREDIT RECEIVABLES
                                           CORPORATION


                                          By:  /s/  Lloyd Mistele
                                              ---------------------------------
                                              Name:    Lloyd Mistele
                                              Title:   President

August 6, 1999

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.                         Description
-----------                         -----------

Exhibit 4.1 Sale and Servicing Agreement dated as of July 1, 1999, by and among the Registrant, as issuer, TMCRC, as seller, and TMCC, as servicer.

Exhibit 4.2 Indenture dated as of July 1, 1999, by and between the Registrant, as issuer and U.S. Bank National Association, as indenture trustee.

Exhibit 4.3 Receivables Purchase Agreement dated as of July 1, 1999, between TMCRC, as purchaser and TMCC, as seller.

Exhibit 4.4 Trust Agreement dated as of July 1, 1999, between TMCRC, as depositor, U.S. Bank National Association, as Owner Trustee, and First Union Trust Company, National Association, as Delaware Co-trustee.

Exhibit 4.5 Administration Agreement dated as of July 1, 1999, among the Registrant, as issuer, TMCC, as administrator, U.S. Bank National Association, as indenture trustee and U.S. Bank National Association, as owner trustee.